Exhibit 99.3
                   WAIVER AND AMENDMENT NO. 3

     This WAIVER and AMENDMENT NO. 3 (this "Waiver and Amendment"- dated as of September 29, 1995 among The First National Bank of
Boston ("FNBB"), The CIT Group/Business Credit, Inc. ("CIT"), BankAmerica Business Credit, Inc., Congress Financial Corporation, NatWest Bank N.A., LaSalle Business Credit, Inc. and Sanwa Business Credit Corporation as the Banks party to the Credit Agreement hereinafter referred to below and Rose's Stores, Inc. (the "Borrower").

                      W I T N E S S E T H:

     WHEREAS, the Borrower is a party to the Revolving Credit Agreement dated as of April 28, 1995 among the Borrower, the Banks, FNBB as administrative agent (in such capacity, the "Administrative Agent") and FNBB and CIT as facility agents (in such capacities, the "Facility Agents") (as such agreement may be amended and restated, amended, supplemented or modified from time to time, the "Credit Agreement");

     WHEREAS, the Borrower has asked the Majority Banks to (i) waive the requirements of Section 10.1 of the Credit Agreement for the single fiscal quarter ended on October 28, 1995 and the two fiscal quarters ended on such date and (ii) amend certain other provisions of the Credit Agreement; and

     WHEREAS, subject to all of the terms, conditions and limitations set forth herein, the Majority Banks are willing to (i) waive the requirements of Section 10.1 of the Credit Agreement for the single fiscal quarter ended October 28, 1995 and the two fiscal quarters ended on such date and (ii) amend certain other provisions of the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to the following:

     1. Definitions. Capitalized terms defined in the preceding preliminary paragraphs shall have such meanings provided therein and, unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement shall have the meanings assigned thereto in the Credit Agreement.

     2. Waiver. The Majority Banks hereby waive compliance with the requirements of Section 10.1 of the Credit Agreement (i) for the single fiscal quarter ended October 28, 1995 and for the two fiscal quarters ended on such date as such requirements are set forth in the second sentence of such Section 10.1.

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    3.   Amendment to Section 3.2.  Subsection (b) of Section 3.2
of the Credit Agreement is hereby amended and restated to read as follows:

          (b) The Borrower agrees to repay the Revolving Credit Loans such that for a period of thirty consecutive days
          (i) during the period from December 1, 1995 to and including January 31, 1996 and (ii) commencing December 1, 1996, during every period from December 1 to and including the immediately succeeding February 15 (each such period in clauses (i) and (ii), the "Cleandown Period"), the total aggregate outstanding amount of Revolving Credit Loans shall be no more than (x) $45,000,000, during such Cleandown Period ending January 30, 1996; provided however, that, for purposes of this clause (x) of this section 3.2(b) only, any and all repayments of the Revolving Credit Loans with the proceeds of tax refunds and rebates received by the Borrower shall not be treated as reducing the total aggregate outstanding amount of Revolving Credit Loans;
          (y) $27,000,000, during such Cleandown Period ending February 27, 1997 and (z) $22,000,000, during such Cleandown Period ending February 15, 1998.

     4. Amendment to Section 8.4. Section 8.4 of the Credit Agreement is amended by (i) deleting the word "and" at the end of subsection (k) thereof, (ii) deleting the period at the end of subsection (l) and adding "; and" in replacement thereof and (iii) adding the following new subsection (m) at the end of such Section 8.4:

     (m) as soon as practicable, but in any event within thirty
     (30) days after the end of each month in each fiscal year of the Borrower, a report, in a format designed by the Appraiser, which sets forth, by merchandise department, amounts and other information requested by the Appraiser that relate to Inventory, net sales, gross margins and other items designated by the Appraiser.

     5.   Amendment to Section 10.2.  Section 10.2 of the Credit
Agreement is amended by:

     (i) deleting the lines:

          "October 28, 1995   $ 3,300,000         $ 4,000,000"
          "January 27, 1996   $ 5,100,000         $ 8,400,000"

     in the table in such section and inserting the following lines in replacement thereof:

          "October 28, 1995   $ [Not Tested]      [Not Tested]"
          "January 27, 1996   $ [Not Tested]      [Not Tested]";
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     and (ii) amending and restating the sentence immediately
     following the table in such section to read as follows:

          In addition, the Borrower shall not permit EBITDA (i) for the period commencing January 29, 1995 and ending October 28, 1995 to be less than $2,800,000, (ii) for the period commencing January 29, 1995 and ending December 2, 1995 to be less than $9,500,000, (iii) for the period commencing January 29, 1995 and ending December 30, 1995 to be less than $20,700,000, (iv) for the fiscal year ending January 27, 1996 to be less than $12,000,000, (v) for the fiscal year ending January 25, 1997 to be less than $14,600,000 and (vi) for the fiscal year ending January 31, 1998 to be less than $15,800,000."

     6. Effectiveness of Waiver and Amendment. The waiver to be made pursuant to Section 2 of this Waiver and Amendment and the amendments to be made pursuant to Section 3 through 8 of this Waiver and Amendment shall become effective upon the later to occur of (i) the Administrative Agent shall have received counterparts of this Waiver and Amendment signed by the Majority Banks and the Borrower and (ii) the Borrower shall have paid to the Administrative Agent for the pro rata account of each Bank in accordance with its Commitment Percentage an amendment fee of $312,500.

     7. Representations and Warranties; No Default. The Borrower hereby represents and warrants to the Banks, the Facility Agent and the Administrative Agent as follows:

               (a) Each of the representations and warranties contained in the Credit Agreement, the other Loan Documents or any in any document or instrument delivered pursuant to or in connection with the Credit Agreement are true at and as of the date hereof with the same effect as if made at and as of the date hereof (except to the extent of changes resulting directly from the transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring during the ordinary course of business that singly or in the aggregate are not materially adverse to the Banks or the business or financial affairs of the Borrower, and to the extent that such representations and warranties relate expressly to an earlier date). No event has occurred and is continuing on the date hereon that constitutes a Default or Event of Default.

               (b) The execution and delivery by the Borrower of this Waiver and Amendment and the performance by the Borrower of its obligations hereunder in accordance with its terms:

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                  (i)  are within the corporate powers of the
               Borrower, have been duly authorized by all necessary corporate action, and do not and will not contravene any provision of law applicable to the Borrower;

                    (ii) do not require any approval, consent,
               order, authorization, or license by, or giving notice to, or taking any other action with respect to any governmental or regulatory authority, under any provisions of any laws or any governmental rules, regulations, orders or decrees applicable to and binding upon the Borrower, except such as have been obtained, and are in full force and effect and adequate for their purposes;

                    (iii) do not require any filing, recording or enrolling of any instrument with any governmental or regulatory authority of any political subdivision thereof except such as have been obtained and are in full force and effect and adequate for their purposes;

                    (iv) do not contravene the terms of the
               certificate of incorporation, by-laws or other corporate governance documents;

                    (v)  will not conflict with or result in any
               breach or contravention of or the creation of any Lien under any indenture, agreement, lease, instrument or undertaking to which the Borrower is a party or by which any of its properties, assets or rights is or will become bound or affected; and

                    (vi) is and will be a valid and legally binding
               obligation of the Borrower and is and will be enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

               (c) The execution, delivery and effectiveness of this Waiver and Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Facility Agents or any Bank under the Credit Agreement or any of the other Loan Documents. Without limiting the generality of the foregoing, the Borrower agrees and acknowledges that, except as expressly set forth herein, this Waiver and Amendment shall not constitute a waiver by the Banks, the Facility Agents or the Administrative Agent of any condition, provision or covenant in the Credit Agreement or any Loan Document, including, without limitation, any condition to borrowings and shall not in any way preclude the Banks, the Facility Agents or the
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          Administrative Agent from exercising all rights, powers
          and remedies under and in respect of the Credit Agreement, the Loan Documents or otherwise .

               (d) The Borrower shall reimburse the Administrative Agent and the Banks for all of their expenses, including, without limitation, attorneys' fees and expenses, incurred in connection with the negotiation, preparation, execution, and administration of the provisions, of this Waiver and Amendment and the other documents and instruments contemplated hereby.

     8. Governing Law. This Waiver and Amendment shall be deemed to be a contract under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of said State.

     9. Miscellaneous. The captions in this Waiver and Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Waiver and Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.

In proving this Waiver and Amendment, it shall not be necessary to produce or account for more than one such counterpart.

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     IN WITNESS WHEREOF, the parties hereto have executed this
Waiver and Amendment as of the day and year first hereinabove set forth.

                              BANKS
                              THE FIRST NATIONAL BANK OF BOSTON


                              By:/s/ Elizabeth A. Ratto
                              Title: Vice President

                              THE CIT GROUP/BUSINESS CREDIT, INC.


                              By:/s/ Cyril Prince
                              Title: Vice President


                              BANKAMERICA BUSINESS CREDIT, INC.


                              By:/s/ Illegible
                              Title: Vice President


                              CONGRESS FINANCIAL CORPORATION
                              (NEW ENGLAND)


                              By:/s/ Illegible
                              Title: Sr. Vice President


                              NATWEST BANK N.A.


                              By:/s/ Therese M. Earley
                              Title: Vice President


                              LASALLE BUSINESS CREDIT, INC.


                              By:/s/ Illegible
                              Title: Assistant Vice President


                              SANWA BUSINESS CREDIT CORPORATION


                              By:/s/ Peter [Illegible]
                              Title: Vice President

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                              BORROWER

                              ROSE'S STORES, INC.


                              By:/s/ Jeanette R. Peters
                              Title: CFO